SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors Value Fund, Inc.

The following information replaces paragraph (5) of the non-fundamental restrictions section of "Investment Restrictions and Limitations."


     (5) The Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act;


To be attached to the cover page of the Statement of Additional Information dated December 15, 2000 for Waddell & Reed Advisors Value Fund, Inc.


This Supplement is dated June 1, 2001.